PROSPECTUS
                                   May 1, 1998

                                    AGGRESSIVE GROWTH FUNDS
                                    Founders Discovery Fund
                                    Founders Passport Fund
                                    Founders Frontier Fund
                                    Founders Special Fund

                                    GROWTH FUNDS
                                    Founders International Equity Fund
                                    Founders Worldwide Growth Fund
                                    Founders Growth Fund

                                    GROWTH-AND-INCOME FUNDS
                                    Founders Blue Chip Fund
                                    Founders Balanced Fund

                                    FIXED-INCOME FUND
                                    Founders Government Securities Fund

                                    MONEY MARKET FUND
                                    Founders Money Market Fund


                                   [(NEW LOGO)
                                 Founders Funds
                        Growth Specialists from Dreyfus]

                              FOUNDERS FUNDS, INC.

                                   PROSPECTUS
                                  May 1, 1998

This prospectus briefly tells you information you need to know before investing. We recommend that you read it carefully and keep it for future reference. Inside, you'll find information about the 11 funds in the Founders family, listed below by investment objective:

CAPITAL APPRECIATION

Founders Discovery Fund
Founders Passport Fund
Founders Frontier Fund
Founders Special Fund

LONG-TERM GROWTH OF CAPITAL AND INCOME

Founders Blue Chip Fund

CURRENT INCOME

Founders Government Securities Fund

LONG-TERM GROWTH OF CAPITAL

Founders International Equity Fund
Founders Worldwide Growth Fund
Founders Growth Fund

CURRENT INCOME AND CAPITAL APPRECIATION

Founders Balanced Fund

MAXIMUM CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY

Founders Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IT'S IMPORTANT TO NOTE THAT FOUNDERS FUNDS:
o    ARE NOT BANK DEPOSITS OR OBLIGATIONS
o ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY
o    ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
o    ARE NOT GUARANTEED TO MAINTAIN STABLE NET ASSET VALUES
o    ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

CONTENTS
-------------------------------------------------------------------------------

HOW TO CONTACT US..................          5

WELCOME TO FOUNDERS................          6

    Investment Objectives and
       Risks.......................          6

THE FUNDS AND THEIR MANAGEMENT.....          7

    Founders' Investment
       Philosophy..................          7

    Founders' Investment Management
       Team........................          8

    Founders' Fund Offerings.......          9

       Discovery Fund..............         10

       Passport Fund...............         12

       Frontier Fund...............         14

       Special Fund................         16

       International Equity Fund...         18

       Worldwide Growth Fund.......         20

       Growth Fund.................         22

       Blue Chip Fund..............         24

       Balanced Fund...............         26

       Government Securities Fund..         28

       Money Market Fund...........         30

INVESTMENT POLICIES
  AND RISKS........................         32

GENERAL INFORMATION................         39

    Understanding Fund
       Expenses....................         39

    Understanding Financial
       Highlights..................         39

    Calculating Share Price........         41

    Dividends and Distributions....         41

    Dividend and Capital Gain
       Distribution Options........         41

    Taxes..........................         42

    Founders' Services to the
       Funds.......................         43

    Distribution Plans.............         45

    Distributor....................         46

    Computer Systems...............         47

    Voting Rights..................         47

    Fund Performance
       Information.................         47

INVESTING IN THE FOUNDERS FUNDS....         48

CONDUCTING BUSINESS WITH
  FOUNDERS.........................         50

GLOSSARY OF TERMS..................         60

HOW TO CONTACT US
-------------------------------------------------------------------------------

At Founders, you can do business with us the way that's easiest for you. To request information, ask questions, or communicate transaction instructions, you can:
                 o   call us toll-free
                 o   mail us your written instructions
                 o   fax exchange requests
                 o   find us on the Internet
                 o   visit our Denver Investor Center

               BY PHONE

               Toll-free Investor Services 1-800-525-2440
               Monday through Friday, 7 a.m. to 6:30 p.m., Mountain time Saturday, 9 a.m. to 2 p.m., Mountain time

               Toll-free 24-hour FastLine (TM) automated phone service 1-800-947-FAST (3278)

               BY MAIL

               Founders Asset Management LLC
               P.O. Box 173655
               Denver, CO 80217-3655

               FOR CERTIFIED, REGISTERED AND OVERNIGHT MAIL
               Shareholder Services
               Founders Financial Center
               2930 East Third Avenue
               Denver, CO 80206-5002

               BY FAX

               Exchange requests may be sent by fax to (303) 394-4021.

               ON THE WORLD WIDE WEB

               Founders InvestorSITE at www.founders.com

               BY E-MAIL

               Send comments or questions
               to us at "comments@ founders.com"

               IN PERSON

               Visit Founders' Investor Center in Denver,
               Monday-Friday, 8 a.m.-5 p.m., Mountain time.
               Founders Financial Center
               2930 East Third Avenue (at Milwaukee)
               Denver, CO 80206
               For directions, call 1-800-525-2440.

For more information, see "Investing in the Founders Funds."

WELCOME TO FOUNDERS
-------------------------------------------------------------------------------

Founders Asset Management LLC ("Founders") is a registered investment adviser and investment manager of the 11 no-load Founders Funds. Founders and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938.
    Today, Founders has grown to include funds spanning many investment objectives. As a "growth-style" manager of equity portfolios, Founders invests in stocks based on their potential to provide superior earnings growth over time, despite short-term volatility.
    All references in this prospectus to "we," "us," or "our" refer to Founders.

INVESTMENT OBJECTIVES AND RISKS

The descriptions on the following pages may help you choose the Fund that best fits your investment needs. These descriptions include each Fund's objective, strategies, annual expenses, and financial highlights.
     Depending on your investment goals and time horizon, you may want to pursue your objectives by investing in more than one Fund. Please keep in mind that no Fund can guarantee it will meet its investment objective.
     Like all investments in securities, you risk losing money by investing in the Funds. Several of the Funds invest in small- to medium-sized companies, which involve greater risks than investments in larger companies.
     All of the Funds can invest in foreign securities, which involve the risks of investing overseas. Certain of the Funds may invest in Rule 144A securities, which may be difficult to dispose of at the time desired or at a reasonable price if institutional investors become disinterested in purchasing such securities. These securities are described later in this prospectus.
     The Funds' investments in debt securities are subject to market risk and credit risk. In addition, the Funds may invest in mortgage-related securities, which pose the risk that borrowers may prepay the underlying mortgages faster than expected, which may adversely affect the instruments' average life and yield.
     While the Funds seek to limit these risks by diversifying their portfolios among different companies in a variety of industries, they cannot eliminate these risks.
     For more information on the investment techniques the Funds use to pursue their objectives, and their related risks, read the section entitled "Investment Policies and Risks."

THE FUNDS AND THEIR MANAGEMENT
-------------------------------------------------------------------------------

FOUNDERS' INVESTMENT PHILOSOPHY

Founders has developed a distinctive approach to portfolio management based on several elements:

  o THE PURSUIT OF GROWTH. We look for companies, both domestically and abroad, whose fundamental strengths indicate potential for growth in earnings per share--a prime indicator of business success. Over the long term, these growth companies may be among the best investment opportunities the markets have to offer.

  o BOTTOM-UP FOCUS. In our search for promising opportunities, we seek investments one company at a time, searching for individual companies that are demonstrating the best potential for significant earnings growth. As bottom-up managers, we don't concentrate investments in specific sectors or industries or yield to prevailing economic variables.

  o DEDICATION TO RESEARCH. We go beyond Wall Street research and perform our own intense in-house research to determine whether companies meet our growth criteria. We meet company management teams and other key staff face to face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants to get a complete picture before we invest.

FOUNDERS' INVESTMENT MANAGEMENT TEAM

To facilitate day-to-day Fund management, we use a unique team-and-lead-manager system for our Funds. The team is composed of several members of our Investment Department, including lead portfolio managers, portfolio traders and research analysts.
    Each of these individuals brings ideas, information, knowledge, and expertise to the table to help in the management of the Funds. Daily decisions on security selection for each Fund rest with a lead portfolio manager assigned to the Fund. Through participation in the team process, the manager uses the input, research, and advice of the rest of the management team in making purchase and sale decisions. The portfolio managers for each Fund are listed under "The Funds and Their Management."

FOUNDERS' FUND OFFERINGS

AGGRESSIVE GROWTH FUNDS
These funds generally invest in faster-growing and more volatile stocks. They may be suitable for your investment plan if you have a long time horizon (at least five years).
o    Founders Discovery Fund
o    Founders Passport Fund
o    Founders Frontier Fund
o    Founders Special Fund

GROWTH FUNDS
Growth funds may form the core of a long-term investment plan, because they may be less volatile than aggressive growth funds while keeping much of the growth potential of those funds. Growth funds may be suitable for your investment plan if you have a long time horizon (at least five years).
o    Founders International Equity Fund
o    Founders Worldwide Growth Fund
o    Founders Growth Fund

GROWTH-AND-INCOME FUNDS
These funds invest in growth sectors of the market, but in companies that may be larger and more established, and that generally pay dividends. Due to these factors, growth-and-income funds may present less risk than aggressive growth or growth funds.
o    Founders Blue Chip Fund
o    Founders Balanced Fund

INCOME-ORIENTED FUNDS
These funds are the lowest-risk funds offered by Founders.
o    Founders Government Securities Fund
o    Founders Money Market Fund

You can find more detailed information on each Fund on the following pages.
For an explanation of many of the terms used in this prospectus, please see the Glossary of Terms.

FOUNDERS DISCOVERY FUND
--------------------------------------------------------------------------------

[Graphic:    INVESTMENT OBJECTIVE
Spacecraft]  Capital appreciation

             DISCOVERY FUND will nor-
             mally invest at least 65% of its total assets in common stocks of small, rapidly growing U.S. companies with market capitalizations or annual revenues between $10-$500 million. Typically, these companies are not listed on a national securities exchange, but trade on the over-the-counter market. Although the Fund normally will invest in common stocks of U.S. companies, it may invest up to 30% of its total assets in foreign securities. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

PORTFOLIO MANAGER
Robert T. Ammann, VICE PRESIDENT OF INVESTMENTS. Mr. Ammann is a Chartered Financial Analyst who has been lead portfolio manager for Founders Discovery Fund since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Prior to joining Founders, he was a financial statistician for Standard & Poor's CompuStat Services, Inc. A graduate of Colorado State University, Mr. Ammann holds a bachelor's degree in finance.

EXPENSES
The table above right will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares(although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.99%
12b-1 Fees (1)                0.25%
Other Expenses                0.30%
                              -----
Total Fund Operating Expenses 1.54%
                              =====

10                                                                            11

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12b-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $16        $49         $85         $185

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW LEFT.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.

    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders, and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31*                    1997         1996         1995        1994       1993        1992     1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period     $24.22       $21.70       $19.88      $21.55     $19.93      $17.52   $11.22     $10.00
                                       ---------    ---------    ---------  ----------  ---------  ----------  -------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.07       (0.20)       (0.12)       (0.12)    (0.15)      (0.03)    (0.04)      0.10
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            2.69         4.72         6.29       (1.55)      2.29        2.68     7.02       1.22
                                       ---------    ---------    ---------  ----------  ---------  ----------  -------  ---------
TOTAL FROM INVESTMENT OPERATIONS            2.76         4.52         6.17       (1.67)      2.14        2.65     6.98       1.32
                                       ---------    ---------    ---------  ----------  ---------  ----------  -------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                  0.00         0.00         0.00        0.00       0.00        0.00     0.00     (0.10)
From Net Realized Gains                   (3.53)       (2.00)       (4.35)       0.00      (0.52)      (0.24)   (0.68)       0.00
                                       ---------    ---------    ---------  ----------  ---------  ----------  -------  ---------
TOTAL DISTRIBUTIONS                       (3.53)       (2.00)       (4.35)       0.00      (0.52)      (0.24)   (0.68)     (0.10)
                                       ---------    ---------    ---------  ----------  ---------  ----------  -------  ---------
Net Asset Value - End of Period            23.45    $   24.22    $   21.70  $    19.88  $   21.55  $    19.93  $ 17.52  $   11.22
                                       =========    =========    =========  ==========  =========  ==========  =======  =========
TOTAL RETURN                               12.0%        21.2%        31.3%      (7.8%)      10.8%       15.2%    62.5%      13.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                             $ 246,281    $ 247,494    $ 216,623  $  185,310  $ 226,069  $  151,983  $47,678  $   7,035
Net Expenses to Average Net Assets#        1.52%        1.58%        1.58%       1.67%      1.65%       1.85%     1.77      2.03%
Gross Expenses to Average Net Assets#      1.54%        1.59%        1.63%         --         --          --        --         --
Ratio of Net Investment Income to
  Average Net Assets                     (0.55%)      (0.85%)       (0.60)     (0.62%)    (0.97%)     (0.67%)   (0.55)      1.68%
Portfolio Turnover Rate                      90%         106%         118%         72%        99%        111%      165       271%
Average Commission Rate Paid           $  0.0486    $  0.0566           --          --         --          --       --         --

*  NO ACTIVITY IN INCEPTION YEAR OF 1989
# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CTS ON THE STATEMENTS OF OPERATIONS. THESE CREDITS ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

10                                                                            11

FOUNDERS PASSPORT FUND
--------------------------------------------------------------------------------

[Graphic:    INVESTMENT OBJECTIVE
Compass]     Capital appreciation

             PASSPORT FUND normally in-
vests primarily in securities issued by foreign companies, in both established and emerging economies throughout the world, which have market capitalizations or annual revenues of $1 billion or less. At least 65% of the Fund's total assets normally will be invested in foreign securities from a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for capital appreciation. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

        PORTFOLIO MANAGER Michael W. Gerding, SENIOR VICE PRESIDENT OF INVESTMENTS. Mr. Gerding is a Chartered Financial Analyst who has been part of Founders' investment department since 1990. Mr. Gerding has served as the lead portfolio manager for Founders Worldwide Growth Fund since 1990 and for Founders Passport Fund since its inception in 1993. He also served as portfolio manager or co-portfolio manager for Founders International Equity Fund from 1996 until 1997. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

EXPENSES
The table above right will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               1.00%
12b-1 Fees (1)                0.25%
Other Expenses                0.30%
                              -----
Total Fund Operating Expenses 1.55%
                              =====
12                                                                            13

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12b-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $16        $49         $85         $186

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW LEFT.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.

    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders, and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                                          PERIOD OF 11/16/93
Years Ended December 31                     1997       1996       1995       1994
                                                                               (INCEPTION) -
                                                                                    12/31/93
PER SHARE DATA
Net Asset Value - Beginning of Period     $13.91     $11.68      $9.42     $10.53     $10.00
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.02       0.04       0.04       0.02       0.00
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            0.22       2.30       2.26     (1.11)       0.53
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            0.24       2.34       2.30     (1.09)       0.53
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                 (0.03)     (0.02)     (0.04)    (0.02)       0.00
From Net Realized Gains                    (0.48)     (0.09)      0.00       0.00       0.00
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (0.51)     (0.11)     (0.04)    (0.02)       0.00
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $13.64     $13.91     $11.68      $9.42     $10.53
                                       =========  =========  =========  =========  =========
TOTAL RETURN                                1.7%      20.1%      24.4%     (10.4%)      5.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $122,646   $177,921    $49,922    $16,443    $18,567
Net Expenses to Average Net Assets#        1.53%      1.57%      1.76%      1.88%     1.70%*
Gross Expenses to Average Net Assets#      1.55%      1.59%      1.84%         --         --
Ratio of Net Investment Income to
  Average Net Assets                       0.20%      0.40%      0.60%      0.12%     0.18%*
Portfolio Turnover Rate                      51%        58%        37%        78%       6.0%
Average Commission Rate Paid             $0.0103    $0.0147         --         --         --

* ANNUALIZED
# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON
  THE STATEMENTS OF OPERATIONS. THESE CREDITS ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

12                                                                            13

FOUNDERS FRONTIER FUND
--------------------------------------------------------------------------------

[Graphic:   INVESTMENT OBJECTIVE
Spyglass]   Capital appreciation

            FRONTIER FUND will normally
invest at least 65% of its total assets in common stocks of small- and medium-sized U.S. and foreign companies with market capitalizations or annual revenues of $200 million-$1.5 billion. Often, these companies are not listed on a national securities exchange but trade on the over-the-counter market.
    While the Fund normally will be at least 50% invested in U.S. companies, and have no more than 25% of its total assets invested in any one foreign country, it also has the flexibility to be completely invested in U.S. or foreign securities, depending on investment opportunities. The Fund also may invest in large companies if, in our opinion, they represent better prospects for capital appreciation. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

PORTFOLIO MANAGER
Michael K. Haines, SENIOR VICE PRESIDENT OF INVESTMENTS. Mr. Haines has been with Founders since 1985, serving as an assistant portfolio manager, and as lead portfolio manager for Founders Frontier Fund since 1990. Mr. Haines served as the portfolio or co-portfolio manager of Founders Discovery Fund from 1989 until July 1995. A graduate of The Colorado College, Mr. Haines received an MBA from the University of Denver.

EXPENSES
The table above right will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares

(although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.99%
12b-1 Fees (1)                0.25%
Other Expenses                0.33%
                              -----
Total Fund Operating Expenses 1.57%
                              =====
14                                                                            15

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12b-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $16        $50         $86         $188

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW LEFT.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders, and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31                     1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period     $32.34     $31.08     $26.50     $27.94     $25.03     $24.21     $16.87     $18.49
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss]            (0.15)     (0.15)     (0.02)     (0.07)     (0.12)     (0.11)      0.01       0.15
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.90       4.46       9.76      (0.72)      4.23       2.24       8.27     (1.53)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.75       4.31       9.74      (0.79)      4.11       2.13       8.28     (1.38)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                  0.00       0.00       0.00       0.00       0.00       0.00     (0.01)     (0.16)
From Net Realized Gains                   (6.10)     (3.05)     (5.16)     (0.65)     (1.20)     (1.31)     (0.93)     (0.08)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                       (6.10)     (3.05)     (5.16)     (0.65)     (1.20)     (1.31)     (0.94)     (0.24)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $27.99     $32.34     $31.08     $26.50     $27.94     $25.03     $24.21     $16.87
                                       =========  =========  =========  =========  =========  =========  =========  =========
TOTAL RETURN                                6.2%      14.3%      37.0%     (2.8%)      16.5%       8.9%      49.3%     (7.5%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $222,104   $350,861   $331,720   $247,113   $254,248   $146,484   $103,209    $39,269
Net Expenses to Average Net Assets#        1.54%      1.52%      1.53%      1.62%      1.66%      1.83%      1.68%      1.71%
Gross Expenses to Average Net Assets#      1.57%      1.53%      1.57%         --         --         --         --         --
Ratio of Net Investment Income to
Average Net Assets                        (0.91%)    (0.47%)    (0.07%)    (0.25%)    (0.75%)    (0.58%)     0.05%      0.78%
Portfolio Turnover Rate                       54%        85%        92%        72%       109%       155%      158%       207%
Average Commission Rate Paid              $0.0527    $0.0567         --         --         --         --        --         --

Years Ended December 31                     1989       1988
PER SHARE DATA
Net Asset Value - Beginning of Period     $13.45     $11.03
                                       ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss]             0.12     (0.06)
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            5.81       3.26
                                       ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            5.93       3.20
                                       ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.05)       0.00
From Net Realized Gains                   (0.84)     (0.78)
                                       ---------  ---------
TOTAL DISTRIBUTIONS                       (0.89)     (0.78)
                                       ---------  ---------
Net Asset Value - End of Period           $18.49     $13.45
                                       =========  =========
TOTAL RETURN                               44.3%      29.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $50,318     $8,771
Net Expenses to Average Net Assets #       1.46%      1.89%
Gross Expenses to Average Net Assets
  #                                           --         --
Ratio of Net Investment Income to
Average Net Assets                         0.38%    (0.43%)
Portfolio Turnover Rate                     198%       312%
Average Commission Rate Paid                  --         --

# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE
  STATEMENTS OF OPERATIONS. THESE CREDITS ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

14                                                                            15

FOUNDERS SPECIAL FUND
--------------------------------------------------------------------------------

[Graphic:    INVESTMENT OBJECTIVE
Compass      Capital appreciation
Star]
             SPECIAL FUND normally in-
vests at least 65% of its total assets in equity securities of domestic and foreign issuers which we characterize as "growth" companies. We generally will select securities for the Fund without regard to an issuer's market capitalization. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

PORTFOLIO MANAGER
Paul A. LaRocco, VICE PRESIDENT OF INVESTMENTS. Mr. LaRocco is a Chartered Financial Analyst who became lead portfolio manager for Founders Special Fund in March 1998.

Prior to joining Founders, Mr. LaRocco was a vice president and portfolio manager with Oppenheimer Funds Inc. (1993-1998) and a securities analyst with Columbus Circle Investors (1990-1993). Since April 1998, Mr. LaRocco also has served as a portfolio manager for The Dreyfus Corporation. A graduate of the University of California at Santa Barbara, Mr. LaRocco received an MBA with a concentration in finance from the University of Chicago.

EXPENSES
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.77%
12b-1 Fees (1)                0.25%
Other Expenses                0.30%
                              -----
Total Fund Operating Expenses 1.32%
                              =====

16                                                                            17

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12b-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $14        $42         $73         $160

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW LEFT.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.

    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information ("SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31                     1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period      $7.66      $7.05      $7.01      $7.67      $7.76      $7.59      $5.03      $6.64
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.01     (0.02)       0.00     (0.02)     (0.01)     (0.01)       0.08       0.09
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.21       1.09       1.79     (0.36)       1.25       0.64       3.09     (0.79)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.22       1.07       1.79     (0.38)       1.24       0.63       3.17     (0.70)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS

From Net Investment Income                  0.00       0.00       0.00       0.00       0.00       0.00     (0.04)     (0.10)
From Net Realized Gains                   (1.16)     (0.46)     (1.75)     (0.28)     (1.33)     (0.46)     (0.57)     (0.81)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                       (1.16)     (0.46)     (1.75)     (0.28)     (1.33)     (0.46)     (0.61)     (0.91)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period            $7.72      $7.66      $7.05      $7.01      $7.67      $7.76      $7.59      $5.03
                                       =========  =========  =========  =========  =========  =========  =========  =========
TOTAL RETURN                               16.4%      15.3%      25.7%     (4.9%)      16.0%       8.3%      63.7%    (10.4%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $320,186   $363,835   $388,754   $299,190   $432,710   $456,793   $226,154    $57,951
Net Expenses to Average Net Assets#        1.30%      1.34%      1.29%      1.36%      1.33%      1.23%      1.15%      1.20%
Gross Expenses to Average Net Assets#      1.32%      1.36%      1.35%         --         --         --         --         --
Ratio of Net Investment Income to
  Average Net Assets                     (0.05%)    (0.28%)      0.00%    (0.27%)    (0.14%)    (0.05%)      0.76%      1.54%
Portfolio Turnover Rate                     110%       186%       263%       272%       285%       223%       102%       146%
Average Commission Rate Paid             $0.0555    $0.0417         --         --         --         --         --         --

Years Ended December 31                     1989       1988
PER SHARE DATA
Net Asset Value - Beginning of Period      $5.47      $5.14
                                       ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.16       0.03
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.97       0.65
                                       ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            2.13       0.68
                                       ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.15)     (0.04)
From Net Realized Gains                   (0.81)     (0.31)
                                       ---------  ---------
TOTAL DISTRIBUTIONS                       (0.96)     (0.35)
                                       ---------  ---------
Net Asset Value - End of Period            $6.64      $5.47
                                       =========  =========
TOTAL RETURN                               39.2%      13.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $94,554    $62,990
Net Expenses to Average Net Assets #       1.06%      1.12%
Gross Expenses to Average Net Assets
  #                                           --         --
Ratio of Net Investment Income to
  Average Net Assets                       1.95%      0.59%
Portfolio Turnover Rate                     151%       160%
Average Commission Rate Paid                  --         --

# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE
  STATEMENTS OF OPERATIONS.
  THESE CREDITS ARE EARNED ON UNIVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

16                                                                            17

FOUNDERS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[Graphic:    INVESTMENT OBJECTIVE
Three flags Long-term growth of capital flying on poles]
             INTERNATIONAL EQUITY FUND normally invests at least 65%
of its total assets in foreign equity securities from a minimum of three countries outside of the United States. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Normally, the Fund will invest in companies from countries around the world, except the United States, including companies in both established and emerging economies. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

PORTFOLIO MANAGER
Douglas A. Loeffler, VICE PRESIDENT OF INVESTMENTS. Mr. Loeffler is a Chartered Financial Analyst who has been lead portfolio manager for Founders International Equity Fund since 1997. Mr. Loeffler also served as co-lead portfolio manager for Founders Special Fund from 1997 until March 1998. Mr. Loeffler joined Founders in 1995 as a senior international equities analyst and previously served as assistant portfolio manager for Founders International Equity Fund. Prior to joining Founders, he served for seven years with Scudder, Stevens & Clark as an international equities analyst and as a quantitative analyst. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.

EXPENSES
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               1.00%
12b-1 Fees (1)                0.25%
Other Expenses (after expense
  reimbursements) (2)         0.55%
                              -----
Total Fund Operating
  Expenses (after expense
  reimbursements) (2)         1.80%
                              =====
18                                                                            19

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12b-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

(2) CERTAIN EXPENSES OF THE FUND ARE BEING REIMBURSED VOLUNTARILY BY FOUNDERS. THE EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT THE CURRENT EXPENSE LIMITATION. IN THE ABSENCE OF THIS EXPENSE LIMITATION, "OTHER EXPENSES" AND "TOTAL FUND OPERATING EXPENSES" IN THE ABOVE TABLE WOULD BE 0.80% AND 2.05%, RESPECTIVELY.

    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $18        $57         $98         $213

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                              PERIOD OF
                                                              12/29/95
                                                            (INCEPTION)-
Year Ended December 31                      1997       1996   12/31/95
PER SHARE DATA
Net Asset Value - Beginning of Period     $11.86     $10.00     $10.00
                                       ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)           (0.01)     (0.01)       0.00
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.89       1.87       0.00
                                       ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.88       1.86       0.00
                                       ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                  0.00       0.00       0.00
From Net Realized Gains                    (1.69)      0.00       0.00
                                       ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (1.69)      0.00       0.00
                                       ---------  ---------  ---------
Net Asset Value - End of Period           $12.05     $11.86     $10.00
                                       =========  =========  =========
TOTAL RETURN                                16.1%      18.6%     0.00%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $15,740    $10,119     $  767
Net Expenses to Average Net Assets*#        1.85%      1.94%       n/a
Gross Expenses to Average Net Assets*       1.89%      2.00%       n/a
Ratio of Net Investment Income to
  Average Net Assets*                      (0.21%)    (0.15%)      n/a
Portfolio Turnover Rate                      164%        71%       n/a
Average Commission Rate Paid             $0.0145    $0.0189        n/a

 * IN THE ABSENCE OF VOLUNTARY EXPENSE REIMBURSEMENTS AND WAIVERS FROM FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE
   BEEN 2.01% (1997) AND 2.46% (1996), THE RATIOS OF GROSS EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.05% (1997) AND 2.52% (1996), AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.37%) (1997) AND (0.67%) (1996).
# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE STATEMENTS OF OPERATIONS. THESE CREDITS ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

18                                                                            19

FOUNDERS WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

[Graphic:    INVESTMENT OBJECTIVE
Globe with   Long-term growth of capital
an arrow]

             WORLDWIDE GROWTH FUND, a global fund,
normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country (as well as in the United States), emphasizing common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

PORTFOLIO MANAGER
Michael W. Gerding, SENIOR VICE PRESIDENT OF INVESTMENTS. Mr. Gerding is a Chartered Financial Analyst who has been part of Founders' investment department since 1990. Mr. Gerding has served as the lead portfolio manager for Founders Worldwide Growth Fund since 1990 and for Founders Passport Fund since its inception in 1993. He also has served as portfolio manager or co-portfolio manager for Founders International Equity Fund from 1996 until 1997. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

EXPENSES
The table above right will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.95%
12b-1 Fees (1)                0.25%
Other Expenses                0.27%
                              -----
Total Fund Operating Expenses 1.47%
                              =====
20                                                                            21

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12b-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $15        $47         $81         $177

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW LEFT.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31*                    1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period     $21.79     $19.87     $17.09     $17.94     $14.13     $13.92     $10.38     $10.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.02       0.10       0.09     (0.02)     (0.02)       0.00       0.03       0.29
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            2.22       2.64       3.43     (0.37)       4.24       0.21       3.58       0.38
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            2.24       2.74       3.52     (0.39)       4.22       0.21       3.61       0.67
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.04)     (0.07)     (0.09)       0.00       0.00       0.00     (0.03)     (0.29)
From Net Realized Gains                   (2.88)     (0.75)     (0.65)     (0.46)     (0.41)       0.00     (0.04)       0.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                       (2.92)     (0.82)     (0.74)     (0.46)     (0.41)       0.00     (0.07)     (0.29)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $21.11     $21.79     $19.87     $17.09     $17.94     $14.13     $13.92     $10.38
                                       =========  =========  =========  =========  =========  =========  =========  =========
TOTAL RETURN                               10.6%      14.0%      20.6%     (2.2%)      29.9%       1.5%      34.8%       6.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $308,877   $342,079   $228,595   $104,044    $85,214    $36,622    $20,305     $5,493
Net Expenses to Average Net Assets#        1.45%      1.53%      1.56%      1.66%      1.80%      2.06%      1.90%      2.10%
Gross Expenses to Average Net Assets#      1.47%      1.55%      1.65%         --         --         --         --         --
Ratio of Net Investment Income to
  Average Net Assets                       0.18%      0.50%      0.61%    (0.14%)    (0.19%)      0.01%      0.38%      3.21%
Portfolio Turnover Rate                      82%        72%        54%        87%       117%       152%        84%       170%
Average Commission Rate Paid             $0.0277    $0.0247         --         --         --         --         --         --

*  NO ACTIVITY IN INCEPTION YEAR OF 1989
# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE STATEMENTS OF OPERATIONS. THESE CREDIT ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

20                                                                            21

FOUNDERS GROWTH FUND
--------------------------------------------------------------------------------

[Graphic:     INVESTMENT OBJECTIVE
Up-and-down   Long-term growth of capital
arrow on a
grid]
              GROWTH FUND normally in-
vests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

        PORTFOLIO MANAGER Edward F. Keely, SENIOR VICE PRESIDENT OF INVESTMENTS. Mr. Keely is a Chartered Financial Analyst who joined Founders in 1989 and assumed lead portfolio manager responsibilities for Founders Growth Fund in 1994. From 1992 to 1993, he served as assistant portfolio manager of Founders Discovery and Frontier Funds. A graduate of The Colorado College, Mr. Keely holds a bachelor of arts degree in economics.

EXPENSES
The table below will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.68%
12b-1 Fees (1)                0.25%
Other Expenses                0.19%
                              -----
Total Fund Operating Expenses 1.12%
                              =====

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12bS-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

22                                                                            23

    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $11        $36         $62         $137

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.

    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which is incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31                     1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period     $15.87     $14.77     $11.63     $12.38     $10.54     $11.22      $8.27      $9.41
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.07       0.02       0.02     (0.02)     (0.01)       0.01       0.07       0.13
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            4.09       2.40       5.27     (0.39)       2.70       0.48       3.82     (1.13)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            4.16       2.42       5.29     (0.41)       2.69       0.49       3.89     (1.00)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.07)     (0.02)     (0.02)       0.00       0.00     (0.01)     (0.07)     (0.13)
From Net Realized Gains                   (2.68)     (1.30)     (2.13)     (0.34)     (0.85)     (1.16)     (0.87)     (0.01)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                       (2.75)     (1.32)     (2.15)     (0.34)     (0.85)     (1.17)     (0.94)     (0.14)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $17.28     $15.87     $14.77     $11.63     $12.38     $10.54     $11.22      $8.27
                                       =========  =========  =========  =========  =========  =========  =========  =========
TOTAL RETURN                               26.6%      16.6%      45.6%     (3.4%)      25.5%       4.3%      47.4%    (10.6%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                            $1,757,449 $1,118,323   $655,927   $307,988   $343,423   $145,035   $140,726    $87,669
Net Expenses to Average Net Assets#        1.10%      1.19%      1.24%      1.33%      1.32%      1.54%      1.45%      1.45%
Gross Expenses to Average Net Assets#      1.12%      1.20%      1.28%         --         --         --         --         --
Ratio of Net Investment Income to
  Average Net Assets                       0.48%      0.15%      0.12%    (0.17%)    (0.15%)      0.06%      0.65%      1.53%
Portfolio Turnover Rate                     189%       134%       130%       172%       131%       216%       161%       178%
Average Commission Rate Paid             $0.0615    $0.0649         --         --         --         --         --         --

Years Ended December 31                     1989       1988
PER SHARE DATA
Net Asset Value - Beginning of Period      $7.61      $7.41
                                       ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.07       0.13
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            3.07       0.22

                                       ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            3.14       0.35
                                       ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.07)     (0.15)
From Net Realized Gains                   (1.27)       0.00
                                       ---------  ---------
TOTAL DISTRIBUTIONS                       (1.34)     (0.15)
                                       ---------  ---------
Net Asset Value - End of Period            $9.41      $7.61
                                       =========  =========
TOTAL RETURN                               41.7%       4.8%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $111,938    $53,023
Net Expenses to Average Net Assets#        1.28%      1.38%
Gross Expenses to Average Net Assets#         --         --
Ratio of Net Investment Income to
  Average Net Assets                       0.77%      1.74%
Portfolio Turnover Rate                     167%       179%
Average Commission Rate Paid                  --         --

# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE
  STATEMENTS OF OPERATIONS. THESE CREDITS ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

22                                                                            23

FOUNDERS BLUE CHIP FUND
--------------------------------------------------------------------------------

[Graphic:     INVESTMENT OBJECTIVE
Blue ribbon]  Long-term growth of capital and income

              BLUE CHIP FUND, a large-
capitalization fund, normally invests primarily in common stocks of large, well-established, stable and mature companies of great financial strength, commonly known as "blue chip" companies. These companies generally have long records of profitability and dividend payments and a reputation for quality management, products, and services.
    The Fund normally invests at least 65%of its total assets in "blue chip" stocks that:
o Are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average or the Standard & Poor's 500 Index
o   Generally pay regular dividends
o   Have a market capitalization of at least $1 billion.
The Fund may invest in non-dividend-pay-ing companies if, in our opinion, they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

PORTFOLIO MANAGER
Brian F. Kelly, VICE PRESIDENT OF INVESTMENTS. Mr. Kelly joined Founders in 1996 as the lead portfolio manager of the Founders Blue Chip and Balanced Funds. Prior to joining Founders, Mr. Kelly served as a portfolio manager for INVESCO Trust Company (1993 -1996), and as a senior equity investment analyst for Sears Investment Management Company (1986 -1993). A graduate of the University of Notre Dame, Mr. Kelly received an MBA and JD from the
University of Iowa. He is also a Certified Public Accountant.

EXPENSES
The table above right will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.62%
12b-1 Fees (1)                0.25%
Other Expenses                0.24%
                              -----
Total Fund Operating Expenses 1.11%
                              =====
24                                                                            25

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12b-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $11        $35         $61         $136

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW LEFT.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31                     1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period      $7.23      $6.69      $6.16      $6.49      $6.91      $7.67      $6.67      $7.32
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.13       0.09       0.09       0.06       0.04       0.08       0.11       0.17
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.25       1.52       1.70     (0.02)       0.96     (0.10)       1.74     (0.14)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.38       1.61       1.79       0.04       1.00     (0.02)       1.85       0.03
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.13)     (0.09)     (0.09)     (0.06)     (0.04)     (0.08)     (0.11)     (0.17)
From Net Realized Gains                   (1.56)     (0.98)     (1.17)     (0.31)     (1.38)     (0.68)     (0.74)     (0.51)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                       (1.69)     (1.07)     (1.26)     (0.37)     (1.42)     (0.74)     (0.85)     (0.68)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period            $6.92      $7.23      $6.69      $6.16      $6.49      $6.91      $7.67      $6.67
                                       =========  =========  =========  =========  =========  =========  =========  =========
TOTAL RETURN                               19.4%      24.4%      29.1%       0.5%      14.5%     (0.3%)      28.3%       0.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $543,168   $535,866   $375,200   $311,051   $306,592   $290,309   $290,155   $233,630
Net Expenses to Average Net Assets#        1.09%      1.15%      1.17%      1.21%      1.22%      1.23%      1.10%      1.07%
Gross Expenses to Average Net Assets#      1.11%      1.16%      1.22%         --         --         --         --         --
Ratio of Net Investment Income to
  Average Net Assets                       1.84%      1.40%      1.19%      0.88%      0.57%      1.13%      1.52%      2.35%
Portfolio Turnover Rate                     256%       195%       235%       239%       212%       103%        95%        82%
Average Commission Rate Paid             $0.0597    $0.0613         --         --         --         --         --         --

Years Ended December 31                     1989       1988
PER SHARE DATA
Net Asset Value - Beginning of Period      $6.31      $6.14
                                       ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.16       0.18
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            2.05       0.43
                                       ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            2.21       0.61
                                       ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.16)     (0.19)
From Net Realized Gains                   (1.04)     (0.25)
                                       ---------  ---------
TOTAL DISTRIBUTIONS                       (1.20)     (0.44)
                                       ---------  ---------
Net Asset Value - End of Period            $7.32      $6.31
                                       =========  =========
TOTAL RETURN                               35.6%      10.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $232,468   $173,342
Net Expenses to Average Net Assets#        0.98%      1.00%
Gross Expenses to Average Net Assets#         --         --
Ratio of Net Investment Income to
  Average Net Assets                       2.03%      2.81%
Portfolio Turnover Rate                      64%        58%
Average Commission Rate Paid                  --         --

# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE
  STATEMENTS OF OPERATIONS. THESE CREDITS ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAl. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

24                                                                            25

FOUNDERS BALANCED FUND
--------------------------------------------------------------------------------

[Graphic:   INVESTMENT OBJECTIVE
Scale]      Current income and capital appreciation

            BALANCED FUND normally in-
vests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.
     For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in equity securities.
     The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"). There is no maximum limit on the amount of straight debt securities in which the Fund may invest, and the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes. Up to 5% of the Fund's total assets may be invested in lower-grade (Ba or less by Moody's, BB or less by S&P) or unrated straight debt securities where we determine that such securities present attractive opportunities. The Fund will not invest in securities rated lower than B.
     The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment
Policies and Risks."

PORTFOLIO MANAGER
Brian F. Kelly, VICE PRESIDENT OF INVESTMENTS. Mr. Kelly joined Founders in 1996 as the lead portfolio manager of the Founders Blue Chip and Balanced Funds. Prior to joining Founders, Mr. Kelly served as a portfolio manager for INVESCO Trust Company (1993 -1996), and as a senior equity investment analyst for Sears Investment Management Company (1986 -1993). A graduate of the University of Notre Dame, Mr. Kelly received an MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

EXPENSES
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.59%
12b-1 Fees (1)                0.25%
Other Expenses                0.17%
                              -----
Total Fund Operating Expenses 1.01%
                              =====
26                                                                            27

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12b-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $10        $32         $56         $124

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31                     1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period     $10.61      $9.58      $8.56      $8.93      $8.30      $8.19      $7.22      $7.97
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.29       0.28       0.28       0.20       0.22       0.27       0.31       0.35
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.48       1.50       2.21     (0.37)       1.58       0.21       1.30     (0.75)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.77       1.78       2.49     (0.17)       1.80       0.48       1.61     (0.40)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.30)     (0.27)     (0.28)     (0.20)     (0.21)     (0.28)     (0.31)     (0.35)
From Net Realized Gains                   (0.73)     (0.48)     (1.19)       0.00     (0.96)     (0.09)     (0.33)       0.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                       (1.03)     (0.75)     (1.47)     (0.20)     (1.17)     (0.37)     (0.64)     (0.35)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $11.35     $10.61      $9.58      $8.56      $8.93      $8.30      $8.19      $7.22
                                       =========  =========  =========  =========  =========  =========  =========  =========
TOTAL RETURN                               16.9%      18.8%      29.4%     (1.9%)      21.9%       6.0%      22.9%     (5.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $942,690   $394,896   $130,346    $95,226    $72,859    $31,538    $18,790    $13,650
Net Expenses to Average Net Assets#        0.99%      1.10%      1.19%      1.26%      1.34%      1.88%      1.73%      1.65%
Gross Expenses to Average Net Assets#      1.01%      1.12%      1.23%         --         --         --         --         --
Ratio of Net Investment Income to
  Average Net Assets                       2.77%      3.09%      2.92%      2.37%      2.30%      3.57%      4.01%      4.63%
Portfolio Turnover Rate                     203%       146%       286%       258%       251%        96%       133%       103%
Average Commission Rate Paid             $0.0596    $0.0588         --         --         --         --         --         --

Years Ended December 31                     1989       1988
PER SHARE DATA
Net Asset Value - Beginning of Period      $6.89      $6.55
                                       ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.32       0.38
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.39       0.34
                                       ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.71       0.72
                                       ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.32)     (0.38)
From Net Realized Gains                   (0.31)       0.00
                                       ---------  ---------
TOTAL DISTRIBUTIONS                       (0.63)     (0.38)
                                       ---------  ---------
Net Asset Value - End of Period            $7.97      $6.89
                                       =========  =========
TOTAL RETURN                               25.3%      11.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $15,082    $12,636
Net Expenses to Average Net Assets#        1.52%      1.64%
Gross Expenses to Average Net Assets#         --         --
Ratio of Net Investment Income to
  Average Net Assets                       4.19%      5.39%
Portfolio Turnover Rate                      85%       182%
Average Commission Rate Paid                  --         --

# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE
  STATEMENTS OF OPERATIONS. THESE CREDITS ARE EARNED ON UNIVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

26                                                                            27

FOUNDERS GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

[Graphic:       INVESTMENT OBJECTIVE
Building        Current income
with pillars]

                GOVERNMENT SECURITIES FUND normally
invests at least 65% of its total assets in obligations of the U.S. government. These include Treasury bills, notes, and bonds and Government National Mortgage Association (GNMA) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government. Additionally, the Fund may invest in securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 25% of its total assets in the securities of any one foreign country.
     The maturity of the Fund's investments will be long (10 or more years), intermediate (three to 10 years), or short (three years or less). The proportion invested by the Fund in each category can be expected to vary depending upon our evaluation of market patterns and trends. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

PORTFOLIO MANAGER
Margaret Danuser, FIXED-INCOME MANAGER. Ms. Danuser has been the lead portfolio manager for Founders Government Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree from the University of Colorado.

EXPENSES
The table above right will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.65%
12b-1 Fees (after fee
  waivers)(1)(2)              0.07%
Other Expenses                0.59%
                              -----
Total Fund Operating Expenses
  (after fee waivers)(2)      1.31%
                              =====

28                                                                            29

(1) LONG-TERM SHAREHOLDERS MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
(2) CERTAIN 12B-1 FEES OF THE FUND ARE BEING WAIVED VOLUNTARILY BY FOUNDERS. IF THESE FEES WERE NOT WAIVED, "12B-1 FEES" AND "TOTAL FUND OPERATING EXPENSES"
IN THE ABOVE TABLE WOULD BE 0.25% AND 1.49%, RESPECTIVELY.
    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $13        $42         $72         $159

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31                     1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period      $9.04      $9.29      $8.78     $10.02     $10.19     $10.48      $9.85     $10.13
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.45     0.46**       0.45       0.52       0.46       0.51       0.60       0.69
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            0.24   (0.25)**       0.51     (1.26)      0.47        0.03       0.81     (0.28)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            0.69       0.21       0.96      (0.74)      0.93       0.54       1.41       0.41
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS          (0.45)     (0.46)     (0.45)     (0.50)     (0.46)     (0.51)     (0.60)     (0.69)
From Net Realized Gains                     0.00       0.00       0.00       0.00     (0.64)     (0.32)     (0.18)       0.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                       (0.45)     (0.46)     (0.45)     (0.50)     (1.10)     (0.83)     (0.78)     (0.69)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period            $9.28      $9.04      $9.29      $8.78     $10.02     $10.19     $10.48      $9.85
                                       =========  =========  =========  =========  =========  =========  =========  =========
TOTAL RETURN                                7.9%       2.3%      11.1%     (7.5%)       9.3%       5.3%      14.9%       4.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $13,259    $15,190    $20,263    $21,323    $30,465    $25,047    $18,146     $7,424
Net Expenses to Average Net Assets*#       1.26%      1.26%      1.30%      1.34%      1.18%      1.18%      1.12%      1.03%
Gross Expenses to Average Net Assets*#     1.31%      1.29%      1.30%         --         --         --         --         --
Ratio of Net Investment Income to
  Average Net Assets *                     4.99%      5.06%      4.92%      5.52%      4.33%      4.83%      5.89%      7.15%
Portfolio Turnover Rate                     147%       166%       141%       379%       429%       204%       261%       103%

                                                     PERIOD OF
                                                        3/1/88
                                                  (INCEPTION)-
Years Ended December 31                     1989      12/31/88
PER SHARE DATA
Net Asset Value - Beginning of Period      $9.68        $10.00
                                       ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.78          0.64
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            0.46        (0.32)
                                       ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS            1.24          0.32
                                       ---------     ---------
LESS DIVIDENDS AND DISTRIBUTIONS          (0.79)        (0.64)
From Net Realized Gains                     0.00          0.00
                                       ---------     ---------
TOTAL DISTRIBUTIONS                       (0.79)        (0.64)
                                       ---------     ---------
Net Asset Value - End of Period           $10.13         $9.68
                                       =========     =========
TOTAL RETURN                               13.3%          3.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                                $6,460        $4,392
Net Expenses to Average Net Assets*#       0.65%        0.26%+
Gross Expenses to Average Net Assets*#        --            --
Ratio of Net Investment Income to
  Average Net Assets *                     7.90%        7.67%+
Portfolio Turnover Rate                     195%          194%

* IN THE ABSENCE OF VOLUNTARY EXPENSE REIMBURSEMENTS AND WAIVERS FROM FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.44% (1997), 1.46% (1996), 1.45% (1995), 1.51% (1994),1.37% (1993), 1.43% (1992), 1.42%
  (1991), 1.53% (1990), 1.48% (1989) AND 1.33% (1998).  THE RATIOS OF GROSS
  EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.49% (1997), 1.49% (1996),
  AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.81% (1997), 4.86% (1996), 4.77% (1995), 5.35% (1994), 4.14% (1993), 4.58%
  (1992), 5.59% (1991), 6.65% (1990), 7.07% (1989) AND 6.60% (1988).
** RESTATED        + ANNUALIZED
# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE
  STATEMENTS OF OPERATIONS.THESE CREDITS ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

28                                                                            29

FOUNDERS MONEY MARKET FUND
--------------------------------------------------------------------------------

[Graphic:   INVESTMENT OBJECTIVE
Bag with    Maximum current income consistent with the preservation of capital
a dollar    and liquidity
sign]

MONEY MARKET FUND invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less. The Fund also may invest in certain foreign securities. Although no assurances can be provided, the Fund will use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share. The Fund declares dividends daily. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

PORTFOLIO MANAGER
Margaret Danuser, FIXED-INCOME MANAGER. Ms. Danuser has been the lead portfolio manager for Founders Government Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree from the University of Colorado.

EXPENSES
The table above right will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions).

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees               0.50%
12b-1 Fees                    N/A
Other Expenses                0.34%
                              -----
Total Fund Operating Expenses 0.84%
                              =====

30                                                                            31

    IF YOU WOULD LIKE MORE INFORMATION REGARDING THESE EXPENSES, PLEASE SEE "GENERAL INFORMATION - UNDERSTANDING FUND EXPENSES" AND "GENERAL
INFORMATION - FOUNDERS' SERVICES TO THE FUNDS."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Fund, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

1 Year     3 Years     5 Years     10 Years
-------    --------    --------    ---------
  $9         $27         $47         $104

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW LEFT.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
The following information for each of the two years ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
    You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants which appear in the Funds' 1997 Annual Report to Shareholders and which are incorporated in the Statement of Additional Information (the "SAI") by reference. You can receive both the Annual Report and the SAI without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

Years Ended December 31                     1997       1996       1995       1994       1993       1992       1991       1990
PER SHARE DATA
Net Asset Value - Beginning of Period      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.05       0.05       0.05       0.03       0.02       0.03       0.05       0.07
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            0.05       0.05       0.05       0.03       0.02       0.03       0.05       0.07
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.05)     (0.05)     (0.05)     (0.03)     (0.02)     (0.03)     (0.05)     (0.07)
From Net Realized Gains                     0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                       (0.05)     (0.05)     (0.05)     (0.03)     (0.02)     (0.03)     (0.05)     (0.07)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period            $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                       =========  =========  =========  =========  =========  =========  =========  =========
TOTAL RETURN                                4.7%       4.5%       5.1%       3.4%       2.2%       2.8%       5.1%       7.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $106,073   $109,866   $125,646   $201,342   $142,399   $120,295    $99,765   $125,440
Net Expenses to Average Net Assets#*       0.82%      0.86%      0.89%      0.91%      0.95%      0.95%      0.99%      0.94%
Gross Expenses to Average Net Assets#      0.84%      0.88%      0.89%         --         --         --         --         --
Ratio of Net Investment Income to
  Average Net Assets*                      4.77%      4.58%      5.11%      3.49%      2.26%      2.78%      5.03%      7.26%

Years Ended December 31                     1989       1988
PER SHARE DATA
Net Asset Value - Beginning of Period      $1.00      $1.00
                                       ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.08       0.07
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            0.00       0.00
                                       ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            0.08       0.07
                                       ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                (0.08)     (0.07)
From Net Realized Gains                     0.00       0.00
                                       ---------  ---------
TOTAL DISTRIBUTIONS                       (0.08)     (0.07)
                                       ---------  ---------
Net Asset Value - End of Period            $1.00      $1.00
                                       =========  =========
TOTAL RETURN                                8.1%       6.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $84,281    $54,168
Net Expenses to Average Net Assets#*       0.77%      0.80%
Gross Expenses to Average Net Assets#         --         --
Ratio of Net Investment Income to
  Average Net Assets*                      8.22%      6.75%

* IN THE ABSENCE OF VOLUNTARY EXPENSE REIMBURSEMENTS AND WAIVERS FROM
  FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% (1993), 1.01% (1992), 1.02% (1991), 0.79% (1989) AND 0.81%, (1988),
  AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.22% (1993), 2.72% (1992), 5.00% (1991), 8.20% (1989), AND 6.74% (1988).
# NET EXPENSES INCLUDE THE CUSTODIAL CREDITS SHOWN AS EARNINGS CREDITS ON THE
  STATEMENTS OF OPERATIONS. THESE CREDITS ARE EARNED ON UNINVESTED CASH HELD AT THE CUSTODIAN. GROSS EXPENSES ARE GROSSED UP BY THE EARNED CREDITS AS REQUIRED BY THE SEC.

30                                                                            31

INVESTMENT POLICIES AND RISKS
-------------------------------------------------------------------------------

SECURITIES OF SMALLER COMPANIES. Discovery, Passport, Frontier, and Special Funds normally invest a significant portion of their assets in the securities of small companies. The International Equity and Worldwide Growth Funds also may invest in these securities. We generally define small companies as those with market capitalizations or annual revenues of $1 billion or less.
    Small companies (particularly those trading "over-the-counter") may be in the early stages of development; have limited product lines, markets, or financial resources; and/or lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading market for their securities may be less liquid and more volatile. As a result, investments in small companies involve greater risk than larger, more established companies, and the net asset values of Funds that invest in them may fluctuate more widely than other Funds or popular market averages.
    Investments in medium-sized companies (those with market capitalizations or annual revenues between $1 billion and $5 billion) also may involve many of these risks. However, sales and earnings growth rates of small- and medium-sized companies often exceed those of large companies, which may be reflected in a greater potential for share price appreciation.

FOREIGN SECURITIES. All of the Funds may invest in foreign securities, subject to the limitations described under "The Funds and Their Management." In addition, Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, and Balanced Funds (the "Equity Funds") may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.
    Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The Government Securities Fund's foreign investments are limited to securities issued by foreign governments and/or their agencies. Foreign investments of Money Market and Government Securities Funds will be limited primarily to securities of issuers from the major industrialized nations.
    Investments in foreign securities involve different risks than U.S. investments. These risks include:

  o CURRENCY RISK. Fluctuations in exchange rates of foreign currencies affect the value of a Fund's assets as measured in U.S. dollars and the costs of converting between various currencies.

  o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing and financial reporting standards are less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

  o MARKET RISK. Foreign markets have substantially less volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

  o POLITICAL RISK. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.
    ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.
    In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there may be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Passport, Worldwide Growth, and International Equity Funds also may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.
    Since Passport, Worldwide Growth, and International Equity Funds' assets are invested primarily in foreign securities, and since substantially all of the Funds' revenues are received in foreign currencies, the Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than the other Funds. For example, the dollar equivalent of the Funds' net assets and distributions will be affected adversely by a reduction in the value of a particular foreign currency relative to the U.S. dollar. In contrast, in periods during which the U.S. dollar generally declines, the returns on foreign securities generally are enhanced. The Funds will pay dividends in dollars and will incur currency conversion costs.
    For more information, see the Statement of Additional Information.

FOREIGN CURRENCY TRANSACTIONS. All of the Funds except the Money Market Fund may use forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security.
    By entering into a forward contract for the purchase or sale, for a fixed U.S. dollar amount, of the amount of foreign currency involved in the underlying transactions, we attempt to protect the Funds against losses due to adverse exchange rate fluctuations during the period between the trade date and the date on which such payments are made or received.
    In addition, Discovery, Passport, Frontier, International Equity, and Worldwide Growth Funds are each permitted to enter into forward contracts as a hedge against fluctuations in foreign exchange rates during the time the Funds hold foreign securities. When we believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), these Funds may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, these Funds may engage in "proxy hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated, with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. Under normal circumstances, we will consider the possibility of changes in currency exchange rates as part of the Funds' long-term investment strategies.
    While we may trade forward contracts to reduce certain risks, trading in these instruments itself entails other risks. If we are incorrect in our forecast of currency prices, the Funds may experience poorer overall performance by using the contracts than by not using them. In addition, some forward contracts may not have a broad and liquid market, in which case we may not be able to close them at a favorable price. For more information, see the Statement of Additional Information.

FIXED-INCOME SECURITIES. The Equity Funds may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when we believe that these investments offer opportunities for capital appreciation. For Balanced Fund, we also consider current income in the selection of these securities.
    The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. Securities rated B generally are less desirable investments and are deemed speculative as far as the issuer's capacity to pay interest and repay principal over a long period of time. The Equity Funds also may invest in unrated convertible securities and preferred stocks if we believe they are equivalent in quality to the rated securities that the Funds may buy.
    The Equity Funds will invest in bonds, debentures, and corporate obligations--other than convertible securities and preferred stock--only if they are rated investment grade (Baa, BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. Securities rated Baa or BBB are considered by Moody's and S&P to be of low investment grade, and may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to make principal or interest payments on these securities than is the case with higher rated securities. We will not invest more than 5% of a Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time we purchase them or as a result of a rating reduction after purchase, or in unrated securities that we believe are equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks.

    Debt securities in which the Equity Funds or the other Funds may invest generally are subject to both credit risk and market risk. CREDIT RISK relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. MARKET RISK means that the market values of the debt securities may be affected by interest rate changes. An increase in interest rates tends to reduce the market values of debt securities, whereas a decline in interest rates tends to increase their values. Although we limit the Funds' investments in debt securities to those we believe are not highly speculative, investments in debt securities rated BBB, Baa or lower, or which are unrated, may increase credit and market risk.
    The Statement of Additional Information includes more discussion of the Funds' policies regarding investments in fixed-income securities and the corporate bond rating categories.

RULE 144A AND ILLIQUID SECURITIES. Each of the Funds, except Blue Chip, Frontier, and Money Market Funds, may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of
1933). Rule 144A securities are restricted, meaning that they cannot be resold to the public without registration under the Securities Act of 1933. However, Rule 144A securities may have a liquid market among qualified institutional investors such as the Funds.

    The Funds' board of directors has adopted guidelines and procedures to be followed in determining whether a Rule 144A security may be deemed to be readily marketable, based on factors such as trading activity and dealer interest. The liquidity of these Funds' portfolios could be impaired if institutional investors become disinterested in purchasing such securities.

    Each of the Funds except the Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be subject to repurchase agreements maturing in more than seven days. Securities that are not readily marketable are those that, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the applicable Fund has valued the investment.
    Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration.
    For more information, see the Statement of Additional Information.

DERIVATIVES: FUTURES CONTRACTS AND OPTIONS. In order to hedge their portfolios, all Funds except the Money Market Fund may enter into futures contracts. In addition, certain Funds (other than the Government Securities and Money Market Funds) may purchase and/or write options on securities, stock indices, futures contracts and foreign currencies for hedging purposes. The successful use of these instruments draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. All of these practices entail risks and can be highly volatile. Should interest or exchange rates, or the prices of securities or financial indices, move in an unexpected manner, the Funds may not achieve the desired benefits of these instruments or may realize losses and thus be in a worse position. In addition, the markets for these instruments may not be liquid. These instruments and their risks are discussed in greater detail in the Statement of Additional Information.

OTHER INVESTMENTS.
    MONEY MARKET AND GOVERNMENT SECURITIES FUNDS. Money Market Fund invests in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions. Government Securities Fund normally invests at least 65% of its total assets in U.S. government obligations and may also acquire the other types of securities and repurchase agreements in which Money Market Fund may invest.

    TEMPORARY INVESTMENTS. Up to 100% of the assets of the Equity Funds may be invested temporarily in the above securities, in cash, or in other cash equivalents if, in light of adverse market or economic conditions, we determine it is appropriate for purposes of enhancing liquidity or preserving capital. While a Fund is in a defensive position, its opportunity to achieve capital growth will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

    GOVERNMENT SECURITIES. U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (GNMA) pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (FFCB), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home
Loan Bank System (FHLB), the Financing Corporation (FICO), Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association (SLMA), and the U.S. Small Business Administration (SBA). Some government obligations, such as GNMA pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by FNMA (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Fund also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). Mortgage-related securities, which are interests in pools of mortgage loans made to home buyers, pose the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the instruments' average life and yield. Since borrowers are most likely to prepay their mortgages as interest rates fall, amounts available for reinvestment by a Fund are likely to be greater during periods of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. For more information on the mortgage-related securities in which the Funds may invest, including GNMA, FNMA, FHLMC and other mortgage pass-through securities and collateralized mortgage obligations, see the Statement of Additional Information.

    COMMERCIAL PAPER AND OTHER CASH SECURITIES. Commercial paper purchased by Money Market Fund must be rated by at least two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in the highest short-term rating category, or comparable unrated securities. For a list of NRSROs and a description of their ratings, see the Statement of Additional Information.
    A Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Funds' board of directors. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.
    WHEN-ISSUED SECURITIES. The Funds (except the Money Market Fund) may purchase securities with settlement taking place in the future, and in securities for which additional installments of the original issue price are payable in the future. For more information concerning these types of securities, see the Statement of Additional Information.
    REPURCHASE AGREEMENTS. A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. Such agreements may be considered "loans" under the Investment Company Act of 1940 (the 1940 Act).
The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' board of directors. All repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security. None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. See "Investment Policies and Risks--Rule 144A and Illiquid Securities" for each Fund's limit on investments in illiquid securities and in repurchase agreements which mature in more than seven days.

PORTFOLIO TURNOVER. None of the Funds has any limitations regarding portfolio turnover. At our discretion, securities may be sold regardless of how long they have been held when investment considerations warrant such action. In addition, Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, and Growth Funds may engage in short-term trading. The portfolio turnover rates of the Funds therefore may be higher than some other mutual funds with the same investment objectives. (A portfolio turnover rate in excess of 100% is considered to be high.) This policy also may result in greater brokerage commissions and the acceleration of capital gains which are taxable when distributed to shareholders. The portfolio turnover rates of all of the Funds except the Money Market Fund are found under "Financial Highlights." For more information concerning the Funds' portfolio turnover rates, brokerage practices and certain federal income tax matters, see the Statement of Additional Information.

INVESTMENT RESTRICTIONS. The investment objective of each Fund is fundamental and may not be changed without a vote of the Fund's shareholders. In addition, certain restrictions set forth in the Statement of Additional Information may not be changed without the approval of the Fund's shareholders. For example, a Fund may not borrow money except from banks for extraordinary or emergency purposes in an amount up to 10% of its net assets (Special and International Equity Funds may effect borrowings in amounts up to 33 1/3% of their respective net assets).
    Except for those fundamental restrictions, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Funds' board of directors without shareholder approval. A list of additional fundamental and nonfundamental investment policies and restrictions is contained in the Statement of Additional Information.

GENERAL INFORMATION
-------------------------------------------------------------------------------

UNDERSTANDING FUND EXPENSES
You will incur, directly or indirectly, various costs and expenses as an investor in the Funds. You can find a more complete description of each Fund's costs and expenses in the section entitled "The Funds and Their Management." Lower expenses benefit Fund shareholders by increasing a Fund's total return.
    All of the Founders Funds are "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions). In a "load" fund, you would incur some or all of these expenses.

ANNUAL FUND OPERATING EXPENSES
These tables, appearing in "The Funds and Their Management," summarize the annual fees and expenses paid by each Fund, expressed as a percentage of the Funds' average net assets. We calculate these fees and expenses as a part of the Funds' daily net asset values.

  o MANAGEMENT FEES: These fees compensate the Funds' investment manager, Founders Asset Management LLC, for administering the Funds and selecting the Funds' securities portfolios.
  o 12B-1 FEES: These fees pay for a variety of promotional, marketing, sales, and servicing activities associated with the distribution of Fund shares. These activities include, but are not limited to:
     o Preparing, printing, and mailing prospectuses, sales literature, and other promotional materials to prospective investors
     o  Direct-mail solicitations
     o  Advertising
     o  Public relations
     o Compensation of sales personnel, brokers, financial planners, or others for their assistance in selling and distributing the Funds' shares
     o Payments to financial intermediaries for shareholder support services
  o OTHER EXPENSES: These include, but are not limited to, fees and expenses of the Funds':
     o  Board of directors
     o  Custodian bank
     o  Legal counsel
     o  Independent accountants
     o  Fund accounting agent
     o  Transfer and shareholder servicing agents
     o  Registration of shares under applicable
        laws
     o  Reports to shareholders

UNDERSTANDING FINANCIAL HIGHLIGHTS
The Financial Highlights tables included for each Fund under "The Funds and Their Management" list financial information for the Fund for the past 10 years (or for each year since the Fund's inception, if it has existed for less than 10 years). Below are definitions of the items in the tables.

 1. NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of a Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding Fund shares.

 2. NET INVESTMENT INCOME OR (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses. In cases where expenses exceed such income, this amount is shown as a loss.

      o DIVIDENDS AND DISTRIBUTIONS - FROM NET INVESTMENT INCOME. The net income per share paid by the Fund.

 3. NET GAINS (OR LOSSES) ON SECURITIES, BOTH REALIZED AND UNREALIZED. The per-share increase (or decrease) in the value of the securities held by a Fund. A Fund REALIZES a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) but the security is not sold.

      o DIVIDENDS AND DISTRIBUTIONS - FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

 4. NET ASSET VALUE - END OF PERIOD. The value of one share of the Fund at the end of the year.

 5. TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the year, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

 6. NET ASSETS - END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the year.

 7. NET EXPENSES TO AVERAGE NET ASSETS. Expressed as a percentage, this figure reflects the Fund's total out-of-pocket operating expenses divided by its average net assets for the year.

 8. GROSS EXPENSES TO AVERAGE NET ASSETS. Expressed as a percentage, this figure reflects the Fund's total operating expenses (including fees offset by credits earned on uninvested cash held at the Fund's custodian), divided by its average net assets for the year.

 9. RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the year.

10. PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly market value of the Fund's securities portfolio.

11. AVERAGE COMMISSION RATE PAID. The average per-share agency commissions paid to brokers on equity securities trades during the year.

CALCULATING SHARE PRICE
We determine each Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) on each day that the Exchange is open. We calculate net asset value per share by dividing the current market value of a Fund's total assets, less all liabilities, by the total number of shares outstanding. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' board of directors. The net asset value of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance. Money Market Fund will use its best efforts, under normal circumstances, to maintain its net asset value at $1.00 per share.
    We will price your purchase, exchange, or redemption of Fund shares at the net asset value per share next determined after your transaction request is received in good order by us or by certain other agents of the Funds or their distributor.
    For more information concerning the computation of net asset value, see the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, and Blue Chip Funds intend to distribute net realized investment income each December. Balanced Fund intends to distribute net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. All Funds intend to distribute any net realized capital gains, after utilization of capital loss carryforwards, each December. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us. From time to time, the Funds may make distributions in addition to those described above.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
You may elect to have your income dividends and capital gain distributions reinvested in additional shares. We will assign you this option automatically if you make no choice on the application. Otherwise, you may elect to have either or both paid to you in cash.
    Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks. If your investment is in the form of a retirement plan, all dividends and capital gain distributions must be reinvested in your account.

TAXES
Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. As described below, unless your account is not subject to income taxes, you must include all dividends and capital gain distributions in taxable income for federal, state and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or reinvested in the same or another Fund.
    All dividends of net investment income from the Funds, such as dividends and interest on their investments, will be taxable to you as ordinary income. A portion of such dividends may qualify for the dividends-received deduction for corporations, although distributions from Government Securities and Money Market Funds generally are not expected to qualify.
    In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.
    Distributions from each Fund generally will be taxable to you in the tax year in which they are received. However, generally, dividends declared by a Fund in October, November, or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by you on December 31 of the calendar year in which they were declared.

    At the end of each calendar year, we send full information on dividends and capital gain distributions, including information as to the portion taxable as ordinary income and long-term capital gains. Information concerning the amount of dividends eligible for the dividends-received deduction available for corporations will be sent to corporate shareholders or may be obtained upon request by calling us.

    You also may realize capital gains or losses when you sell Fund shares at more or less than the price you originally paid. Likewise, exchanges from one Fund to another represent a sale from one Fund and a purchase of another, and may result in a gain or loss that you will need to recognize on your tax return. Foreign shareholders may be subject to federal income tax rules that differ from those described above.
    If you do not provide your Social Security or tax identification number when you open your account, federal tax law requires the Fund to withhold 31% of all dividends, capital gain distributions, redemptions and exchange proceeds. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as may be deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on information reports.
    We advise you to consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

FOUNDERS' SERVICES TO THE FUNDS
Founders Funds, Inc. is a no-load mutual fund, registered with the SEC as a diversified, open-end management investment company. It was incorporated on June 19, 1987, under the laws of Maryland.
    Founders serves as investment adviser to each of the Funds. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including the services provided by Founders, are subject to the supervision and general oversight of the Funds' board of directors.
    CODE OF ETHICS. The Funds and Founders have adopted a strict code of ethics which limits directors, officers, investment personnel, and other Founders employees in investing in securities for their own accounts. The code of ethics, which complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, requires maintenance of the highest standards of integrity and conduct. In engaging in personal business activities, personnel of Founders and the Funds must act in the best interests of the Funds and their shareholders. We carefully monitor compliance with the code of ethics by all personnel.
    INVESTMENT ADVISORY SERVICES. Founders manages the investment of each Fund's assets and provides certain related administrative services to each Fund. For these services, each Fund pays Founders an investment advisory fee which, during the most recent fiscal year, represented the following percentages of each Fund's average daily net assets:

Discovery Fund              0.99%
Passport Fund               1.00%
Frontier Fund               0.99%
Special Fund                0.77%
International Equity Fund   1.00%
Worldwide Growth Fund       0.95%
Growth Fund                 0.68%
Blue Chip Fund              0.62%
Balanced Fund               0.59%
Government Securities Fund  0.65%
Money Market Fund           0.50%

    FUND EXPENSES. Each investment advisory agreement between a Fund and Founders provides that expenses relating to the Fund's operations which are not expressly assumed by Founders shall be paid by the Fund, including the fees paid to Founders, shareholder servicing costs, directors' fees and expenses, legal and auditing fees, custodian fees, printing and supplies, taxes, registration fees and distribution expenses. Each Fund's total expenses for 1997 (excluding brokerage commissions) represented the following percentages of average daily net assets:

Discovery Fund              1.54%
Passport Fund               1.55%
Frontier Fund               1.57%
Special Fund                1.32%
International Equity Fund   1.89%*
Worldwide Growth Fund       1.47%
Growth Fund                 1.12%
Blue Chip Fund              1.11%
Balanced Fund               1.01%
Government Securities Fund  1.31%**
Money Market Fund           0.84%

 * Prior to July 1, 1997 Founders voluntarily reimbursed certain expenses of the International Equity Fund in excess of 2.00% of the Fund's average net assets pursuant to a commitment to the Fund. Effective July 1, 1997, Founders is voluntarily reimbursing certain expenses of the International Equity Fund to the extent they exceed 1.80% of the Fund's average net assets. In the absence of these expense limitations, the total expenses of the International Equity Fund for the fiscal year ended December 31, 1997 would have been 2.05% of the Fund's average daily net assets.
** Founders is voluntarily waiving certain 12b-1 fees of the Government
   Securities Fund pursuant to a commitment to the Fund. Had these fees not been waived, the total expenses of the Government Securities Fund for the fiscal year ended December 31, 1997 would have been 1.49% of the Fund's average daily net assets.
    SHAREHOLDER AND TRANSFER AGENT SERVICES. In addition, the Funds have entered into shareholder services agreements with Founders, pursuant to which Founders provides certain shareholder-related and transfer agent services to the Funds. For such services, the Funds pay Founders a monthly fee. Out of this fee, Founders pays the fees charged the Funds by Investors

Fiduciary Trust Company ("IFTC"), the Funds' transfer agent. Out-of-pocket reimbursements are also paid by the Funds. In 1997, Founders received aggregate shareholder services and transfer agent fees of $25.63 for each shareholder account. Of this amount, $9.25 per shareholder account was paid to IFTC. Effective June 1, 1997 the aggregate shareholder services and transfer agent fee was increased to $26.00 per shareholder account per year. Shareholder services and transfer agent fees charged by Founders and IFTC are not charged to each shareholder's account, but are expenses of the Fund paid from the Fund's assets. IFTC, located at 801 Pennsylvania, Kansas City, Missouri 64105, also serves as the Funds' dividend disbursing agent, redemption agent, and custodian.
    Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts which reduce or eliminate the need for identical services to be provided on behalf of the participants by IFTC and/or Founders. In such cases, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee, and to be reimbursed for such payments by the Fund based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees. See "Distribution Plans."
    OTHER ACCOUNTING AND ADMINISTRATIVE SERVICES. Founders also performs portfolio accounting for the Funds which includes, among other duties, calculating net asset value, monitoring compliance with regulatory requirements, and reporting. The Funds pay Founders a fee equal to 0.06% of the first $500 million of the net assets of all Funds as a group, and 0.02% of the net assets of all Funds as a group in excess of $500 million, allocated on a pro rata basis among the Funds based on relative net assets, plus out-of-pocket reimbursement. In 1997, Founders received aggregate portfolio accounting fees of $1,056,132.
    SELECTION OF BROKERS. Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions. The Statement of Additional Information further explains the selection of brokerage firms.

DISTRIBUTION PLANS
Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, and Government Securities Funds (the "12b-1
Funds") have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. These Plans permit each of the 12b-1 Funds to use its assets to finance certain activities relating to the distribution of its shares. Each Plan provides that the Fund may pay distribution and related expenses of up to 0.25% each year of its average daily net assets.
    Expenses permitted to be paid by a 12b-1 Fund under its Plan include: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports, and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Fund's shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Funds' board of directors and as may be permitted by applicable statute, rule or regulation. Payments made by a particular 12b-1 Fund under its Plan may not be used to finance the distribution of shares of any other Fund. In the event that an expenditure may benefit more than one Fund, it is allocated among the applicable Funds on an equitable basis.
    Plan payments may be made only to reimburse expenses incurred during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses incurred by the Funds' distributor in excess of this limitation are not reimbursable and will be borne by Founders. As of December 31, 1997, Founders had incurred the following distribution-related expenses on behalf of the 12b-1 Funds, which had not been reimbursed pursuant to the Plans:

                                                       % OF
                                                       NET
                FUND                      AMOUNT      ASSETS
-------------------------------------   ----------    ------
Discovery............................   $  102,022     0.04%
Passport.............................      289,524     0.24%
Frontier.............................      258,190     0.12%
Special..............................      298,937     0.09%
International Equity.................       34,293     0.22%
Worldwide Growth.....................      145,233     0.05%
Growth...............................      976,763     0.06%
Blue Chip............................      694,117     0.13%
Balanced.............................      155,892     0.02%
    Total............................   $2,954,971

In no event will reimbursement of these expenses by any 12b-1 Fund within the rolling twelve-month period described above increase the Fund's annual 12b-1 fees above 0.25% of its average daily net assets. The Funds' board of directors reviews a quarterly written report of amounts expended under each Plan and the purposes of the expenditures.

    In addition, Founders may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide shareholder services, recordkeeping, and/or other administrative services to the Funds.

DISTRIBUTOR
The Funds' distributor is Premier Mutual Fund Services, Inc. ("Premier"), located at 60 State Street, Boston, Massachusetts 02109. Premier's ultimate parent is Boston Institutional Group, Inc. All of the Funds' officers are affliated with Premier or with affiliates of Premier.

COMPUTER SYSTEMS
The investment management, shareholder, fund accounting and administrative services provided to the Funds by Founders, and the services provided by the Funds' distributor, transfer agent and custodian, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or 1980, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Founders, Premier and IFTC each have been actively working on necessary changes to their own computer systems to deal with the year 2000, and expect that their systems will be adapted before that date. However, there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

VOTING RIGHTS
Each full share of the Funds has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Fund is required by law. The Funds are not required to hold regular annual meetings of shareholders and do not intend to do so; however, the board of directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Funds' Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds.

FUND PERFORMANCE INFORMATION
We may, from time to time, include the yield or total return of the Funds (other than Money Market Fund) in advertisements or reports to share-holders or prospective investors, and may use performance comparisons from a variety of financial and trade publications. For more information, see the Statement of Additional Information.

INVESTING IN THE FOUNDERS FUNDS
-------------------------------------------------------------------------------

OPENING YOUR ACCOUNT

You may establish the following types of accounts by completing a Founders New Account Application:

  o INDIVIDUAL OR JOINT TENANT. Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holders.

  o TRANSFER ON DEATH. A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

  o  UGMA OR UTMA. (Uniform Gifts to Minors Act or Uniform Transfers to Minors
     Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set the account up as an UGMA or UTMA.

  o TRUST. The trust needs to be effective before we can establish this kind of account.

  o CORPORATION OR OTHER ENTITY. This account is owned by a corporation or entity. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS
You may set up the following retirement accounts by completing a Founders IRA
Application:

  o TRADITIONAL IRA. Any adult under age 70 1/2 who has earned income may contribute up to $2,000 (or 100% of compensation, whichever is less) to an IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two IRAs, as long as no more than $2,000 is contributed to a single account.

  o ROLLOVER IRA. Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete a Founders Transfer, Direct Rollover and Conversion Form.

  o ROTH CONTRIBUTION IRA. Any adult who has earned income below certain income limits may contribute up to $2,000 (or 100% of compensation, whichever is less) to a Roth Contribution IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two Roth Contribution IRAs, as long as no more than $2,000 is contributed to a single account. Contributions to a Roth IRA are NOT tax-deductible, but distributions, including earnings, may be withdrawn tax-free
48                                                                            49
   after five years for qualified events such as retirement.

   You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the $2,000 (or 100% of compensation, whichever is less) annual limitation.

  o ROTH CONVERSION IRA. Conversions/distributions from traditional IRAs to Roth Conversion IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth Conversion IRAs.

  o SEP-IRA. Allows employers to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements. Call 1-800-934-GOLD
     (4653) for instructions.
     WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE IRA OPTIONS.

     Each year you will be charged a single $10.00 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

  o PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN. A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees. Call 1-800-934-GOLD (4653) for instructions.

  o 403(B)(7) CUSTODIAL ACCOUNT. Available to employees of tax-exempt institutions, such as schools, hospitals, and charitable organizations, that have active 403(b) accounts with Founders. Call 1-800-934-GOLD (4653) for instructions.

  o 401(K) PLAN. A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis. Call 1-800-934-GOLD (4653) for additional information.


MINIMUM INITIAL INVESTMENTS

To open a Founders account, please enclose a check payable to "Founders Funds, Inc." for one of the following amounts:

  o  $1,000 minimum for most regular accounts.

  o  $500 minimum for IRA and UGMA/UTMA accounts.

  o No minimum if you begin an Automatic Investment Plan of $50 or more per month.

MINIMUM ADDITIONAL INVESTMENT

  o  $100 for mail, TeleTransfer and wire payments

  o  $50 for Automatic Investment Plan payments

48                                                                            49

CONDUCTING BUSINESS WITH FOUNDERS
--------------------------------------------------------------------------------
                           HOW TO                       HOW TO
BY PHONE                   OPEN AN ACCOUNT              ADD TO AN ACCOUNT
--------------------------------------------------------------------------------
1-800-525-2440             If you already have an       TeleTransfer allows you
Monday - Friday            account with us and have     to make electronic
 7 a.m.-6:30 p.m.          exchange privileges, you     purchases directly from
Saturday 9 a.m.-2 p.m.     can call to open an account  a checking or savings
Mountain time              in another Fund by           account at your request.
                           exchange. The names and      You may establish
                           registrations need to be     TeleTransfer when your
[Graphic: Telephone]       identical on both accounts.  account is opened, or
                                                        add it later by
                                                        completing an Account
                                                        Changes Form.  We charge
                                                        no fee for TeleTransfer
                                                        transactions.

BY MAIL
--------------------------------------------------------------------------------
Founders Funds             Complete the proper          Make your check payable
P.O. Box 173655            application. Make your       to "Founders Funds,
Denver, CO 80217-3655      check payable to "Founders   Inc." Enclose the
                           Funds, Inc." We cannot       purchase stub (from your
If you are using           establish new accounts with  most recent confirmation
certified or registered    third-party checks.          or quarterly statement);
mail or an overnight                                    if you do not have one,
delivery service,                                       write the Fund name and
send your                                               your account number on
correspondence to:                                      the check. For IRAs,
Founders Funds                                          please state the
2930 East Third Avenue                                  contribution year.
Denver, CO 80206-5002                                   Founders Funds does not
                                                        normally accept
[Graphic: Mailbox]                                      third-party checks.

IN PERSON
--------------------------------------------------------------------------------
Founders Investor Center   Visit the Founders Investor  Visit the Founders
Founders Financial Center  Center. Hours are 8 a.m. to  Investors Center. Hours
2930 East Third Ave.       5 p.m. Mountain time,        are 8 a.m. to 5 p.m.
(at Milwaukee)             Monday through Friday. Call  Mountain time, Monday
Denver, CO                 us at 1-800-525-2440 for     through Friday. Call us
                           directions.                  at 1-800-525-2440 for
                                                        directions.
[Graphic: Two hands
shaking]


50                                                                            51

                           HOW TO                       HOW TO
BY PHONE                   SELL SHARES                  EXCHANGE SHARES
--------------------------------------------------------------------------------
1-800-525-2440             We can send proceeds only    If you have telephone
Monday - Friday            to the address or bank of    exchange privileges, you
 7 a.m.-6:30 p.m.          record. Minimum              may exchange from one
Saturday 9 a.m.-2 p.m.     redemption - $100; $1,000    fund to another. The
Mountain time              minimum for a redemption     names and registrations
                           by wire. Phone redemption    need to be identical on
                           is not available on          both accounts.
                           retirement accounts and
                           certain other accounts.
                           you may add phone
                           redemption privileges by
                           completing an Account
                           Changes Form.

BY MAIL
--------------------------------------------------------------------------------
Founders Funds             In a letter, please tell     In a letter, include the
P.O. Box 173655            us the number of shares or   name(s) of the account
Denver, CO 80217-3655      dollars you wish to          owner(s), the Fund and
                           redeem, the name(s) of the   account number you wish
If you are using           account owner(s), the Fund   to exchange from, your
certified or registered    and account number, and      Social Security or tax
mail or an overnight       your Social Security or      identification number,
delivery service, send     tax identification number.   the dollar or share
your correspondence to:    All account owners need to   amount, and the account
Founders Funds             sign the request exactly     you wish to exchange
2930 East Third Avenue     as their names appear on     into. All account owners
Denver, CO 80206-5002      the account. We can send     need to sign the request
                           proceeds only to the         exactly as their names
                           address or bank of record.   appear on the account.
                                                        Exchange requests may be
                                                        faxed to us at (303)
                                                        394-4021.

IN PERSON
--------------------------------------------------------------------------------
Founders Investor Center   Visit the Founders           Visit the Founders
Founders Financial Center  Investor Center, 8 a.m. to   Investor Center, 8 a.m.
2930 East Third Ave.       5 p.m., Mountain time,       to 5 p.m., Mountain
(at Milwaukee)             Monday through Friday.       time, Monday through
Denver, CO                 Call us at                   Friday. Call us at
                           1-800-525-2440 for           1-800-525-2440 for
                           directions and to ask        directions and to ask
                           whether all account owners   whether all account
                           need to be present.          owners need to be
                                                        present.

50                                                                            51

--------------------------------------------------------------------------------
                           HOW TO                       HOW TO
BY WIRE                    OPEN AN ACCOUNT              ADD TO AN ACCOUNT
--------------------------------------------------------------------------------
                           Complete and mail the        Wire funds to:
                           proper application. Wire     Investors Fiduciary
[Graphic: Tower with       funds to:                    Trust Company
dollar sign above]         Investors Fiduciary Trust    ABA # 101003621
                           Company                      For Credit to Account
                           ABA # 101003621              # 751-842-0
                           For Credit to Account        Please indicate the Fund
                           # 751-842-0                  name and your account
                           Please indicate the Fund     number, and indicate the
                           name and your account        name(s) of the account
                           number, and indicate the     owner(s).
                           name(s) of the account
                           owner(s).

THROUGH OUR WEBSITE
--------------------------------------------------------------------------------
www.founders.com           Download, complete and mail  Not applicable.
                           a signed copy of the proper
[Graphic: Person at        application.
computer terminal]

THROUGH AUTOMATIC
TRANSACTION PLANS
--------------------------------------------------------------------------------
                           Automatic Investment Plan    Automatic Investment
                           (AIP) allows you to make     Plan (AIP) allows you to
[Graphic: A calendar]      electronic purchases         make electronic
                           directly from a checking or  purchases directly from
                           savings account. The         a checking or savings
                           minimum to open an account   account. The minimum to
                           is $50 per month.            open an account is $50
                             Once established, AIP      per month.
                           purchases take place           Once established, AIP
                           automatically on             purchases take place
                           approximately the 5th        automatically on
                           and/or 20th of the month.    approximately the 5th
                           We charge no fee for AIP.    and/or 20th of the
                                                        month.  We charge no fee
                                                        for AIP.

FASTLINE
--------------------------------------------------------------------------------
1-800-947-FAST (3278)      Follow instructions          Follow instructions
Automated telephone        provided when you call to    provided when you call
account access service     open an account in a new     to add to your account
                           Fund by exchange.            via TeleTransfer.
[Graphic: Telephone]

52                                                                            53

                           HOW TO                       HOW TO
BY WIRE                    SELL SHARES                  EXCHANGE SHARES
--------------------------------------------------------------------------------
                           $6 fee; $1,000 minimum.      Not applicable.
                           Monies are usually
                           received the business day
                           after the date you sell.
                           Unless otherwise
                           specified, we will deduct
                           the fee from your
                           redemption proceeds.

THROUGH OUR WEBSITE
--------------------------------------------------------------------------------
www.founders.com           Not applicable.              You may exchange shares
                                                        using our website if you
                                                        have telephone exchange
                                                        privileges.

THROUGH AUTOMATIC
TRANSACTION PLANS
--------------------------------------------------------------------------------
                           Systematic Withdrawal Plan   Fund-to-Fund Investment
                           permits you to receive a     Plan allows you to
                           fixed sum on a monthly,      automatically exchange a
                           quarterly or annual basis    fixed dollar amount from
                           from accounts with a value   one Fund to purchase
                           of $5,000 or more.           shares in another Fund.
                             Payments may be sent
                           electronically to your
                           bank or to you in check
                           form.

FASTLINE
--------------------------------------------------------------------------------
1-800-947-FAST (3278)      We can send proceeds only    Follow instructions
Automated telephone        to the bank of record.       provided when you call.
account access service     Minimum redemption - $100.   $100 minimum.
                           Phone redemption is not
                           available on retirement
                           accounts and certain other
                           accounts. you may add
                           phone redemption
                           privileges by completing
                           an Account Changes Form.

52                                                                            53

PURCHASING SHARES THROUGH A BROKER
Be sure to read the broker's program materials for disclosures on fees and service features that may differ from those in this prospectus. A broker may charge a commission or transaction fee, or have different account minimums.

SELLING SHARES OF FOUNDERS FUNDS
o SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER. Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to 15 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

  o INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH AND UGMA/UTMA ACCOUNTS. If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

  o  RETIREMENT ACCOUNTS. Please call 1-800-525-2440 for the appropriate form.

  o TRUST ACCOUNTS. The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

  o CORPORATION OR OTHER ENTITY. A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE
For your protection, we require a guaranteed signature if you request:
o A redemption check made payable to anyone other than the shareholder(s) of record.
o    A redemption check mailed to an address other than the address of record.
o A redemption check or wire sent to a bank other than the bank we have on file.
o A redemption check mailed to an address that has been changed within 30 days of your request.
o A redemption for $50,000 or more (excluding accounts held by a corporation).

You can have your signature guaranteed at a:
o    bank
o    broker/dealer
o    credit union (if authorized under state law)
o    securities exchange/association
o    clearing agency
o    savings association
Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS
We can deliver redemption proceeds to you:
o BY CHECK. Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee.") If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

  o BY WIRE. $6 fee; $1,000 minimum. Monies are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

  o BY TELETRANSFER. No fee. Monies are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

OVERALL POLICIES REGARDING TRANSACTIONS
We cannot execute transaction requests that are not in good order. You will be contacted in writing if this occurs. Call 1-800-525-2440 if you have any questions about these procedures.
    We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from the Money Market Fund to another fund of their choice on a predetermined date, such as the day after distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE, OR AN ONLINE COMPUTER SERVICE. Neither the Funds, Founders, nor any of their agents are responsible for the authenticity of purchase, exchange, or redemption instructions received by one of these methods.

    By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan privileges, you agree to release the Funds, Founders, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.
    As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if the Fund fails to employ reasonable procedures to attempt to confirm that telephone instructions are genuine, the Fund may be liable for any resulting losses. These procedures include, but are not necessarily limited to, one or more of the following:
o    requiring personal identification prior to acting upon instructions
o    providing written confirmation of such transactions
o    tape-recording telephone instructions

EXCESSIVE TRADING. To maintain competitive expense ratios and to avoid disrupting the management of each Fund's portfolio, we reserve the right to suspend or terminate the exchange privilege for any shareholder (including a shareholder whose account is managed by an adviser) when the total exchanges out of any one of the Funds exceed four in any 12-month period.

We will provide written notification to any investor whose exchange privilege is being revoked and will provide an effective date of revocation, which will not be less than 15 calendar days after the notification date.

EFFECTIVE DATE OF TRANSACTIONS.
Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or their distributor. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed
(or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone, consider sending your order by overnight delivery service.

FAX TRANSMISSIONS. Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

CERTIFICATES. The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

U.S. DOLLARS. Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

RETURNED CHECKS. If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

ACCOUNT MINIMUMS. The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.
    We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

WE RESERVE THE RIGHT TO:
o    reject any investment or application
o    cancel any purchase due to nonpayment
o    modify the conditions of purchase at any time
o    waive or lower investment minimums
o    limit the amount that may be purchased
o perform a credit check on shareholders establishing a new account or requesting checkwriting privileges.

SHAREHOLDER SERVICES
INVESTOR SERVICES
1-800-525-2440
Our Investor Services Representatives are available to assist you Monday through Friday, from 7 a.m. to
6:30 p.m., Mountain time, and on Saturday, from 9 a.m. to 2 p.m., Mountain time. For your protection, we record calls to Investor Services.

24-HOUR ACCOUNT INFORMATION
o BY PHONE: 1-800-947-FAST (3278) FASTLINE, our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a Touch-tone phone.
o BY ONLINE COMPUTER SERVICES: By visiting Founders InvestorSITE on the World Wide Web, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, news articles about the Funds, and much more. Shareholders may access account transaction histories and account balances, and conduct exchange transactions. Our address is www.founders.com.

DAILY CLOSING PRICES
Founders QUOTELINE features the latest closing prices for the Funds, updated each business day. Call 1-800-232-8088 24 hours a day, or reach us on the Internet at www.founders.com.
    Fund prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under Founders.

FUND AND MARKET NEWS UPDATES
For the latest news on each of the Funds and commentary on market conditions, call Founders INSIGHT. Recorded by our portfolio managers, it is available 24 hours a day. Call 1-800-525-2440 and press option 5 on your Touch-tone phone, or access INSIGHT on the Internet at www.founders.com.

STATEMENTS AND REPORTS
o CONFIRMATION STATEMENTS. We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

  o ACCOUNT STATEMENTS. We will send you a consolidated statement at the end of each quarter, showing that quarter's transactions and ending balances in your accounts. The year-end statement shows the year's account activity.

  o SHAREHOLDER REPORTS. The Funds prepare an annual report to shareholders as of December 31 and a semiannual report as of June 30 each year. Each report contains the Funds' financial statements, portfolio holdings, historical performance and commentary by the Funds' managers.

ESTABLISHING ADDITIONAL SERVICES
Many convenient service options are available for Founders Funds accounts. You may call 1-800-525-2440 to request a form to establish the following services:

  o AUTOMATIC INVESTMENT PLAN (AIP). Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to an Account Electronically."

  o TELETRANSFER PROGRAM. Allows you to purchase or redeem Fund shares with a simple phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan, you are automatically authorized to participate in the TeleTransfer program.

  o  TELEPHONE REDEMPTION. Available for regular (non-retirement) accounts only.

  o TELEPHONE EXCHANGE. Allows you to exchange money between identically registered accounts.

  o  CHECKWRITING
     o  Available on Government Securities and Money Market Funds.
     o  May be established with a minimum account balance of $1,000.
     o  There is no fee for this service.
     o  Minimum amount per check: $500
     o  Maximum amount per check: $250,000

  o DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS. Either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as for dividends.

  o SYSTEMATIC WITHDRAWAL PLAN. Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank or to you in check form.

  o FUND-TO-FUND INVESTMENT PLAN. Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

  o DISTRIBUTION PURCHASE PROGRAM. Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

GLOSSARY OF TERMS
-------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS): Negotiable certificates representing the shares of a foreign-based corporation held in the vault of a U.S. bank and entitling a shareholder to all dividends and capital gains of those shares. In this prospectus, we also include American Depositary Shares in this definition.

AVERAGE ANNUAL TOTAL RETURN: The average annual compounded rate of return on a hypothetical investment in a mutual fund for a specified time period.

BLUE-CHIP COMPANY: A large, well-established, stable, and mature company of great financial strength.

BOND: A way for a company or the government to raise capital wherein the company or the government borrows from investors and promises to pay back principal plus an agreed-upon rate of interest.

BOND RATING: An evaluation of the possibility of default by a bond issuer, whether corporate or governmental. This evaluation is based on an analysis of the issuer's financial condition and profitability potential, and is reported by, among others, Standard & Poor's, Moody's Investor's Service, and Fitch's Investors Service.

BROKER: An individual or firm who buys and sells securities for another individual or firm, usually charging a commission for this service.

CAPITAL APPRECIATION: The increase in the value (market price) of shares owned.

CAPITAL GAINS: The profit realized when a security is sold at a price higher than what you paid to buy it.

CERTIFICATE OF DEPOSIT (CD): A short-term debt security issued by a bank that usually pays interest.

CHARTERED FINANCIAL ANALYST (CFA): Designation awarded by the Institute of Chartered Financial Analysts to financial analysts who pass prescribed examinations.

COMMERCIAL PAPER: Short-term, unsecured promissory notes issued by corporations to investors seeking to invest idle cash.

CONVERTIBLE SECURITY: Corporate securities that may be converted by their owner into other securities (such as bonds or preferred stock into common stock) of the same corporation at a prestated date and price.

DIVERSIFICATION: A risk-management technique that mixes a number of different investment instruments within a portfolio. Diversification reduces the impact of one security on a portfolio's performance.

DIVIDEND: A portion of a company's earnings that it pays to its stockholders.

DOW JONES INDUSTRIAL AVERAGE (DJIA): A market indicator that comprises 30 actively traded blue-chip stocks (primarily industrials), and that is widely regarded by investors as representative of the securities market in general.

EARNINGS: Corporate profits.

EARNINGS PER SHARE (EPS): Corporate profits divided by the number of outstanding shares of stock.

EQUITY: Security representing an ownership interest in a company, including common stocks and preferred stocks. Founders also considers securities convertible into common stocks, such as convertible debt obligations and warrants, to be equity securities. See "stock."

FORWARD FOREIGN CURRENCY CONTRACT ("FORWARD CONTRACT"): The purchase or sale of a specific amount of a foreign currency at a specified price, with delivery and settlement to be executed on a specified future date.

FOUNDERS: Founders Asset Management LLC, the Funds' investment adviser and shareholder servicing agent.

403(B)(7) PLAN: A retirement plan that allows employees of most tax-exempt institutions, such as schools, hospitals, and charitable organizations, to set aside funds on a tax-deferred basis.

401(K) PLAN: A plan that allows employees to contribute a percentage of their pre-tax wages to a retirement account on a tax-deferred basis.

FUNDS: The 11 investment portfolios of Founders Funds, Inc.

HEDGING: A strategy used by professional money managers to offset investment risk.

INDIVIDUAL RETIREMENT ACCOUNT (IRA): A personal, tax-deferred retirement account that an employed person can establish.

INFLATION: The increase in the price of consumer goods due to excessive money in circulation - i.e., too much money chasing too few goods.

INTEREST: An amount of money a borrower must pay to his or her lender--typically on a regular basis and added to the principal--to use the lender's money.

JOINT TENANCY: When two or more people maintain a joint account with a bank, brokerage firm, or mutual fund.

LARGE COMPANIES: Companies with market capitalizations or annual revenues greater than $5 billion.

LIQUIDITY: The ease with which you can turn an asset into cash. Liquidity also refers to the ability to buy or sell an asset quickly and in large quantities without substantially affecting the asset's price.

LONG-TERM CAPITAL GAINS: Capital gains that are realized by the sale of a security that has been held for more than one year.

MARKET CAPITALIZATION: The value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.

MARKET RISK: The risk that investors may lose some of their principal due to market volatility.

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MATURITY: The length of time until a bond or other debt instrument "matures,"
or becomes due and payable.

MEDIUM-SIZED COMPANIES: Companies with market capitalizations or annual revenues between $1 billion and $5 billion.

MONEY MARKET: The economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government.

NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATIONS SYSTEM (NASDAQ):
A computer system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

NET ASSET VALUE (NAV): The market value of one share of a Fund, calculated by dividing the net assets of the fund (assets minus liabilities) by the number of outstanding Fund shares.

NEW YORK STOCK EXCHANGE (NYSE): The largest, oldest stock exchange in the United States, founded in 1792.

1940 ACT: The Investment Company Act of 1940, as amended; this is the primary federal statute regulating mutual funds.

OVER THE COUNTER (OTC) SECURITY: A security, usually one of a smaller company, that is not listed or traded on an organized exchange.

PORTFOLIO TURNOVER RATE: A measure of a fund's buying and selling activity computed by dividing the fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly market value of the fund's securities portfolio.

PRINCIPAL: The face value of a debt instrument that must be repaid at maturity, usually accompanied by interest.

REPURCHASE AGREEMENT: A short-term investment instrument wherein the seller of a security agrees to buy it back from the buyer at a predetermined time and price, and turns the security over as collateral.

RESTRICTED SECURITY: A security that may not be resold to the public without registration under the Securities Act of 1933.

RETURN (RATE OF RETURN): Profit or loss on an investment, usually expressed as a percentage.

RIGHTS OF SURVIVORSHIP: A joint-tenant arrangement wherein, upon the death of one joint tenant, ownership of the account automatically passes to the remaining joint holder(s).

ROLLOVER: A direct transfer of money from one retirement account to another.

SHORT-TERM CAPITAL GAINS: Capital gains that are realized by the sale of a security that has been held for one year or less. Short-term capital gains are taxed at ordinary income rates.

SIGNATURE GUARANTEE: Written confirmation by a financial institution that verifies the legitimacy of a person's signature.

SMALL COMPANIES: Companies with market capitalizations or annual revenues of $1 billion or less.

STANDARD & POOR'S 500 INDEX (S&P 500): The index tracking the performance of 500 widely held common stocks. The S&P 500 is regarded as a benchmark against which changes in stock-market conditions are measured.

STOCK: Ownership of a company, represented by shares; also known as equity. Holders of common stock typically have the right to vote and are entitled to receive dividends when declared. Holders of preferred stock typically do not vote, but receive dividends at a predetermined rate and have priority over common stockholders as to dividends and their receipt of assets in a liquidation.

STRAIGHT DEBT SECURITY: A bond that is not convertible into stock.

TAX-DEFERRED: The term used to describe an investment in which any money accumulated is not taxed until withdrawn.

TOTAL RETURN: The increase or decrease in the value of an investment, expressed as a percentage. This figure includes any realized or unrealized capital gains or losses, dividends and interest payments.

TRANSFER AGENT: An institution appointed by a mutual fund charged with maintaining shareholder records and executing shareholder transactions.

TRANSFER ON DEATH (TOD): An account registration, either individual or joint, that allows the account owner(s) to name one or more beneficiaries to be entitled to the account upon the death(s) of the original owner(s).

TREASURIES: Marketable U.S. government debt obligations with varied maturities that are backed by the full faith and credit of the U.S. government.

TRUSTEE: A person who is legally responsible for holding property for and acting on behalf of another person, called the beneficiary.

12B-1 FEES: Fees assessed to pay for a variety of promotional, marketing, sales, and servicing activities associated with the distribution of mutual fund shares.

UNIFORM GIFT TO MINORS ACT/UNIFORM TRANSFERS TO MINORS ACT (UGMA/UTMA): Two similar pieces of legislation that allow gifts of money, securities, and other assets to be given to a minor and held in a custodial account that is managed by an adult for the minor's benefit until the minor reaches the age of majority.

YIELD: The return on an investor's capital investment, expressed as a percentage.

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                                  [(NEW LOGO)
                                 Founders Funds
                        Growth Specialists from Dreyfus]



                         FOUNDERS ASSET MANAGEMENT LLC
               Investment Adviser and Shareholder Servicing Agent

                                Mailing address:
                  P.O. Box 173655    Denver, Colorado 80217-3655


                                Street address:
                 2930 East Third Avenue    Denver, Colorado 80206


                           TOLL-FREE: 1-800-525-2440

                                WWW.FOUNDERS.COM

FOR FURTHER INFORMATION
The Funds' annual and semiannual reports contain the Funds' financial statements, portfolio holdings, historical performance, and commentary by Fund management. In addition, a current Statement of Additional Information
("SAI"), containing more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC"), and is incorporated into this prospectus by reference. You can obtain copies of the annual and semiannual reports and the SAI without charge by calling Founders at 1-800-525-2440. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in the SAI by reference, and other information regarding the Funds and other registrants that file electronically with the SEC.


FUND DIRECTORS
Jay A. Precourt, Chairman                         Alan S. Danson
Eugene H. Vaughan, Jr., Vice Chairman             Robert P. Mastrovita
William H. Baughn                                 Trygve E. Myhren
Bjorn K. Borgen                                   George W. Phillips

"Dreyfus" is the umbrella designation for the investment products and services available from affiliates of Mellon Bank Corporation, including Founders Asset Management LLC.
Founders Funds is a registered trademark, and the logo is a trademark, of Founders Asset Management LLC.